UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report Pursuant to Section 13 or
15(d) of the Securities Exchange Act of 1934
June 7, 2011
Date of Report (Date of earliest event reported)
ATMOS ENERGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

TEXAS AND VIRGINIA	1-10042	75-1743247

(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

1800 THREE LINCOLN CENTRE,
5430 LBJ FREEWAY, DALLAS, TEXAS		75240

(Address of Principal Executive Offices)		(Zip Code)
(972) 934-9227
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On June 7, 2011, Atmos Energy Corporation (“Atmos Energy”) entered into an underwriting agreement (the “Underwriting Agreement”) with BNP Paribas Securities Corp., Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I thereto, with respect to the offering and sale in an underwritten public offering (the “Offering”) by Atmos Energy of $400 million aggregate principal amount of its 5.50% Senior Notes due 2041 (the “Notes”), with a yield to maturity of 5.522% and an effective yield to maturity of 5.381%, after giving effect to the settlement of related Treasury lock agreements. The Offering has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (Registration No. 333-165818) of Atmos Energy (the “Registration Statement”), and the prospectus supplement dated June 7, 2011 and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on June 8, 2011. Legal opinions related to the Registration Statement are also filed herewith as Exhibits 5.1 and 5.2.
Atmos Energy expects to receive net proceeds, after the underwriting discount and estimated offering expenses, of approximately $394 million. The Offering is expected to close on June 10, 2011, subject to customary closing conditions.
The Notes will be issued pursuant to an indenture dated March 26, 2009 (the “Indenture”) between Atmos Energy and U.S. Bank National Association, as trustee (the “Trustee”), to be modified by an Officers’ Certificate setting forth the terms of the Notes (the “Officers’ Certificate”), to be dated June 10, 2011 and delivered to the Trustee pursuant to Section 301 of the Indenture. The Notes will be represented by a global security, a form of which is filed as an exhibit hereto and which is incorporated herein by reference.
The above description of the Officers’ Certificate and the Underwriting Agreement is qualified in its entirety by reference to the form of Officers’ Certificate and the Underwriting Agreement. The form of Officers’ Certificate and the Underwriting Agreement are each filed as an exhibit hereto. The form of Officers’ Certificate and the Underwriting Agreement are each incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement dated as of June 7, 2011
4.1	Form of Officers’ Certificate, to be dated June 10, 2011
4.2	Form of Global Security for 5.50% Senior Notes due 2041
5.1	Opinion of Gibson, Dunn & Crutcher LLP
5.2	Opinion of Hunton & Williams LLP
23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1)
23.2	Consent of Hunton & Williams LLP (included in Exhibit 5.2)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION (Registrant)
DATE: June 9, 2011	By:	/s/ Louis P. Gregory
Louis P. Gregory
Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement dated as of June 7, 2011
4.1	Form of Officers’ Certificate, to be dated June 10, 2011
4.2	Form of Global Security for 5.50% Senior Notes due 2041
5.1	Opinion of Gibson, Dunn & Crutcher LLP
5.2	Opinion of Hunton & Williams LLP
23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1)
23.2	Consent of Hunton & Williams LLP (included in Exhibit 5.2)